                                                              Security Agreement
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         THIS SECURITY AGREEMENT (this "Agreement" or "Security Agreement")
dated as of April 9, 2002, is made by and between STAR SCIENTIFIC, INC., a Delaware corporation having its chief executive office at 801 Liberty Way, Chester, VA 23836 (the "Borrower"), and Key Equipment Finance, a Division of Key Corporate Capital Inc. and assigns, having an office at 66 South Pearl Street, Post Office Box 1865, Albany, NY 12207-1865 ("KEF").

                              W I T N E S S E T H:
                              -------------------

1.   Grant of Security Interest in the Equipment. In consideration of one or
     -------------------------------------------
more loans, advances or other financial accommodations at any time before, at or after the date hereof, made or extended by KEF to or for the account of the Borrower, directly or indirectly, as principal, guarantor or otherwise and to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, the Borrower hereby pledges, assigns, transfers hypothecates to KEF and grants to KEF a security interest in, and acknowledges and agrees that this Agreement shall create a continuing security interest in, all of Borrower's right, title and interest in and to the Collateral.

     The Secured Obligations of the Borrower are absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any right of set-off, counterclaim, deduction, defense or other right which the Borrower may have for any reason against any vendor, supplier, manufacturer, KEF or any other party. All obligations of Borrower hereunder shall survive the expiration, cancellation or other termination of this Agreement.

2.   Definitions. Unless the context otherwise requires, as used in this
     -----------
Agreement, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof:

     "Alteration" shall have the meaning specified in Section 6 hereof.
      ----------

     "Applicable Law" shall mean all applicable Federal, state, local and
      --------------
foreign laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses and permits of any Governmental Authority.

     "Authorized Signer" shall mean any officer of Borrower, set forth on an
      -----------------
incumbency certificate (in form and substance satisfactory to KEF) delivered by Borrower to KEF, who is authorized and empowered to execute the Loan Documents.

     "Certificate of Acceptance" shall mean a certificate of acceptance, in form
      -------------------------
and substance satisfactory to KEF, executed and delivered by Borrower in accordance with Section 3 hereof.

     "Collateral" shall mean the Equipment and any and all substitutions,
      ----------
replacements or exchanges therefor, and any and all proceeds (both cash and non-cash) receivable or received from the sale, lease, license, collection, use, exchange or other disposition of the Collateral, including insurance proceeds, thereof (including, without limitation, claims of the Borrower against third parties for Loss or Damage to any such collateral).

     "Collateral Schedule" shall mean each collateral schedule now or hereafter
      -------------------
attached hereto and made a part hereof, in substantially the form of Schedule 1 hereto.

         "Default" shall mean any event or condition which, with the passage of
          -------
time or the giving of notice, or both, would constitute an Event of Default.

         "Default Rate" shall mean an annual interest rate equal to the lesser
          ------------
of 18% or the maximum interest rate permitted by Applicable Law.

         "Equipment" shall mean an item or items of personal property which are
          ---------
described on the Collateral Schedule, together with all replacement parts, additions and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Borrower's interest therein; if any.

         "Equipment Location" shall mean the location of the Equipment, as set
          ------------------
forth on Schedule 1, or such other location as Borrower shall from time to time specify in writing.

         "Event of Default" shall have the meaning specified in Section 16
          ----------------
hereof.

         "GAAP" shall have the meaning specified in Section 22(g) hereof.
          ----

         "Governmental Action" shall mean all authorizations, consents,
          -------------------
approvals, waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Equipment.

         "Governmental Authority" shall mean any foreign, Federal, state,
          ----------------------
county, municipal or other governmental authority, agency, board or court.

         "Guaranty" shall mean any guarantor of the Secured Obligations.
          --------

         "Installment(s)" shall mean the periodic payments due to repay the
          --------------
Note, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of the Loan Documents.

         "Item of Equipment" shall mean each item of the Equipment.
          -----------------

         "Liability" shall have the meaning set forth in Section 18 hereof.
          ---------

         "Loan Documents" shall mean, collectively, this Agreement, the Note,
          --------------
and all other documents prepared by KEF and now or hereafter executed in connection therewith.

         "Lien" shall mean all mortgages, pledges, security interests, liens,
          ----
encumbrances, claims or other charges of any kind whatsoever, except the security interest of KEF created by this Agreement.

         "Loss or Damage" shall mean any loss, theft destruction, disappearance
          --------------
or any condemnation, expropriation or requisition of or damage to any Item of Equipment.

         "Note" shall mean that certain Promissory Note in the original
          ----
principal amount of $3,000,000.00 executed in connection herewith, together with any extensions, modifications, renewals, refinancings or other restructurings thereof.

         "Secured Obligations" means all of the following obligations of
          -------------------
Borrower, whether direct or indirect, absolute or contingent, matured or unmatured, originally contracted with KEF or another party, and now or hereafter owing to or acquired in any manner partially or totally by KEF or in which KEF

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may have acquired a participation, contracted by Borrower alone or jointly or severally: (a) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred or executed by Borrower to, in favor of, or with KEF (including, without limitation, those as are set forth or contained in, referred to, evidenced by, or executed with reference to the Loan Documents, any letter of credit agreements, advance agreements, indemnity agreements, guaranties, fines of credit, mortgage deeds, security agreements, assignments, pledge agreements, hypothecation agreements, instruments, and acceptance financing agreements), and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor; (b) any and all claims of whatever kind of KEF against Borrower, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Borrower to KEF in connection with any instrument purchased by KEF; and (c) any and all of KEF's fees, costs and expenses related to the foregoing.

     "Supplier" shall mean the manufacturer or the vendor of the Equipment, as
      --------
set forth on each Collateral Schedule.

     "Term" shall mean the term of the Note.
      ----

     "UCC" shall have the meaning set forth in Section 16(b)(2) hereof. Where
      ---
applicable and except as otherwise defined herein, terms used in this Agreement shall have the meaning assigned to them in the UCC.

     "Upgrade" shall have the meaning specified in Section 8 hereof.
      -------

3.   Delivery and Acceptance. Concurrently with execution of the Collateral
     -----------------------
Schedule hereunder, Borrower shall execute and deliver to KEF a Certificate of Acceptance for the Equipment described on such Collateral Schedule. KEF SHALL HAVE NO OBLIGATION TO ADVANCE ANY FUNDS TO BORROWER UNLESS AND UNTIL KEF SHALL HAVE RECEIVED A CERTIFICATE OF ACCEPTANCE RELATING TO THE EQUIPMENT EXECUTED BY BORROWER. Such Certificate of Acceptance shall constitute Borrower's acknowledgment that such Equipment (a) was received by Borrower, (b) is satisfactory to Borrower in all respects, (c) is suitable for Borrower's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms and conditions of the Loan Documents. Borrower's execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between KEF and Borrower that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Borrower, and Borrower shall not assert any claim of any nature whatsoever against KEF based on any of the foregoing matters; provided, however that nothing contained herein shall in any way bar, reduce or defeat any claim that Borrower may have against the Supplier or any other person (other than KEF).

4.   Payments. Borrower shall pay the Note on the terms set forth therein. All
     --------
Installments shall be payable when due whether or not Borrower has received any additional notice that such Installments are due. All Installments shall be paid to KEF at 66 South Pearl Street, Post Office Box 1865, Albany, NY 12207-1865, or as otherwise directed by KEF in writing.

5.   Location; Inspection; Label. The Equipment shall be delivered to the
     ---------------------------
Equipment Location and shall not be removed therefrom without KEF's receipt of prior written notice from Borrower. Borrower shall maintain possession and control of the Equipment at all times. Borrower will promptly give written notice to KEF of any change in the identity or location of any Item of Equipment which might require new filings or other action to assure continued perfection of the security interest of KEF granted hereby. The Borrower owns, and will continue to own, all Equipment Locations except as otherwise indicated on

Schedule 1. KEF shall have the right to enter upon the Equipment Location and inspect the Equipment at any reasonable time. At KEF's request, Borrower shall affix permanent labels evidencing KEF's interest in the Equipment in a prominent place on the Equipment and shall keep such labels in good repair and condition.

6.  Use; Alterations. Borrower shall use the Equipment only in the course of its
    ----------------
business for commercial purposes (and shall not permanently discontinue use of the Equipment), and in compliance with Applicable Law and the requirements of any applicable insurance policies, and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Borrower shall comply with all Applicable Law with respect to the Equipment. Borrower shall immediately notify KEF in writing of any existing or threatened investigation, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the value of the Equipment or the perfection or priority of the security interest of KEF in the Collateral. Borrower shall not make any material alterations, additions, modifications or improvements (each, an " Alteration") to the Equipment without KEF's prior written consent; provided that Borrower, at its own expense, shall make Alterations as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. All such Alterations immediately, and without further act, shall be deemed to constitute Items of Equipment and fully be subject to the security interest granted to KEF hereunder.

7.  Repairs and Maintenance. Borrower, at Borrower's own cost and expense, shall
    -----------------------
(a) keep the Equipment in good repair, good operating condition and working order and in compliance with the manufacturer's specifications and Borrower's standard practices (but with respect to the latter, in no event less than industry practices) and (b) maintain, service and repair the Equipment as otherwise required herein. Borrower, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that becomes unfit or unavailable for use from any cause, with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part was in the condition required by this Agreement). Such replacement part shall be free and clear of all Liens and upon installation, attachment or incorporation in, on or into such Item of Equipment such replacement part immediately, and without further act, shall be deemed to constitute an Item of Equipment and fully be subject to the security interest granted to KEF hereunder.

8.  Equipment Upgrades/Attachments. In addition to the requirements of Section 6
    ------------------------------
hereof, Borrower, at its own expense, may from time to time add or install upgrades or attachments (each, an "Upgrade") to the Equipment; provided that
                                                               --------
such Upgrades are readily removable without causing material damage to the Equipment, and do not materially adversely affect the fair market value of the Equipment. Any such Upgrades shall be owned by Borrower, shall become subject to the security interest created by this Agreement and shall be kept free and clear of all Liens so long as attached to the Equipment.

9.  Lease and Assignment. (a) WITHOUT KEF'S PRIOR WRITTEN CONSENT, BORROWER
    --------------------
SHALL NOT (1) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF, THE EQUIPMENT OR ANY INTEREST THEREIN, OR ASSIGN OR DELEGATE ITS RIGHTS OR OBLIGATIONS UNDER THE LOAN DOCUMENTS, OR (2) LEASE OR LEND THE EQUIPMENT TO, OR PERMIT THE EQUIPMENT TO BE USED BY, ANYONE OTHER THAN BORROWER, EXCEPT FOR THOSE ENTITIES THAT HAVE ENTERED INTO A LICENSE AGREEMENT WITH BORROWER AND HAVE EXECUTED A LETTER AGREEMENT ALLOWING KEF TO ENTER THE PREMISES TO RETRIEVE THE EQUIPMENT.

     (b) KEF, at any time with or without notice to Borrower, may sell, transfer, grant participations in, assign and/or grant a security interest in any or all of KEFs right, title and interest in and to the Loan Documents, or in KEF's security interest in any Item of Equipment. In any such event, any such purchaser, transferee, assignee or secured party shall have and may exercise all of KEF's rights hereunder or thereunder, and BORROWER SHALL NOT ASSERT AGAINST ANY SUCH PURCHASER, TRANSFEREE, ASSIGNEE OR SECURED PARTY ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT BORROWER MAY HAVE AGAINST KEF. Borrower agrees that upon written notice to Borrower of any such sale, transfer, assignment and/or security interest, Borrower shall acknowledge receipt thereof in writing and shall comply with the reasonable directions and demands of such purchaser, transferee, assignee or secured party.

     (c) Subject to the foregoing, all covenants and agreements contained herein shall be binding upon, and inure to the benefit of, KEF and its successors and permitted assigns and Borrower and its successors and permitted assigns.

10.  Loss of or Damage to Equipment. (a) In the event of Loss or Damage to any
     ------------------------------
Item of Equipment, Borrower shall immediately notify KEF of same and, at the option of Borrower, with prior written consent of KEF, as specified in a notice from KEF to Borrower, Borrower shall within thirty (30) days following such Loss or Damage: (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof; (2) replace such Item of Equipment with replacement equipment (acceptable to KEF) in as good condition and repair, and with the same or better fair market value as such replaced Item of Equipment immediately preceding the Loss or Damage (assuming that such replaced Item of Equipment was in the condition required by this Agreement), which replacement equipment shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Agreement and the security interest granted to KEF as if originally pledged as Collateral hereunder and shall be free and clear of all Liens; or (3) pay to KEF any unpaid Installments and other charges due prior to the payment date specified in such notice plus an amount, with respect to an Item of Equipment, equal to the pro rata portion of the Installments attributable to such Item of Equipment under the Loan Documents after discounting such Installments to present worth as of the payment date specified in such notice on the basis of a per annum rate of discount equal to three percent (3%) from the respective dates upon which such Installments would have been paid but for the operation of this clause, together with interest on such amount at the Default Rate from the payment date specified in such notice to the date of actual payment.

     (b) Upon KEF's receipt of the payment required under clause (3) above, KEF shall release its security interest in such Item of Equipment. If Borrower fails to either restore or replace the Item of Equipment pursuant to clauses (1) or
(2) above, respectively, Borrower shall make the payment under clause (3) above.

11.  Insurance. (a) Borrower, at Borrower's own cost and expense, shall maintain
     ---------
(1) insurance against all risks of physical loss or damage to the Equipment (which shall include theft and collision for Equipment consisting of motor vehicles, and shall not exclude loss resulting from flood or earthquake) in an amount not less than the full replacement value thereof and (2) comprehensive public liability insurance including blanket contractual liability for personal and bodily injury and property damage in an amount satisfactory to KEF.

     (b) All insurance policies required hereunder shall (1) require 30 days' prior written notice to KEF of cancellation or material change in coverage (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name "KeyCorp and its subsidiaries and affiliated companies, including Key Equipment Finance, a Division of Key Corporate Capital Inc., their successors and assigns" as sole loss payee under the property insurance policies; (3) not require contributions from other policies held by KEF; (4) waive any right of subrogation against KEF; (5) in respect of any liability of KEF, except for the insurers' salvage rights in the event of a Loss or Damage, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise to the extent of any monies due KEF under such policies; (6) not require that KEF pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment; and (8) contain breach of warranty provisions providing that, in respect of the interests of KEF in such policies, the insurance shall not be invalidated by any action or inaction of Borrower or any other person (other than KEF) and shall insure KEF regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Borrower or by any other person (other than KEF). Prior to funding the Note, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Borrower shall deliver to KEF a duplicate original of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

     (c) Proceeds of insurance with respect to physical loss or damage to the Equipment shall be applied, at the option of Borrower, with written consent of KEF, to repair or replace the Equipment or to reduce or satisfy (as applicable) the Secured Obligations.

12.  Taxes. Borrower shall pay when due any and all taxes, fees, levies,
     -----
imposts, duties, assessments and public and private charges levied or assessed on or with respect to the Equipment, on the use thereof, or on this Agreement or any of the other Loan Documents.

13.  KEF's Right to Perform for Borrower. If Borrower fails to perform any of
     -----------------------------------
its obligations contained in the Loan Documents, KEF may (but shall not be obligated to) itself perform such obligations, and the amount of the reasonable costs and expenses of KEF incurred in connection with such performance, together with interest on such amount from the date paid by KEF until the date repaid by Borrower to KEF, at the Default Rate, shall be payable by Borrower to KEF upon demand. No such performance by KEF shall be deemed a waiver of any rights or remedies of KEF, or be deemed to care the default of Borrower hereunder. All such sums and amounts so expended by KEF shall be repayable by the Borrower immediately without notice or demand, shall constitute additional Secured Obligations and shall bear interest from the date said amount's are expended at the Default Rate.

14.  Delinquent Payments; Interest. If Borrower fails to pay any of the
     -----------------------------
Installments within ten (10) days after the same becomes due, Borrower shall pay to KEF a late charge equal to five percent (5%) of such delinquent amount. Such late charge shall be payable by Borrower upon demand by KEF and shall be deemed part of the Secured Obligations. In no event shall such late charge exceed the maximum amounts permitted under Applicable Law.

15.  Personal Property Liens, Warranty of Title. The Borrower is, and will
     ------------------------------------------
continue to be, the sole owner of the Equipment, free from any Lien. KEF and Borrower hereby agree that the Equipment is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. Borrower shall at all times keep the Equipment free and clear from all Liens, and the Borrower shall obtain and deliver to KEF (to be recorded at the Borrower's expense) from each person having a Lien on any Equipment Location waivers of any Lien which such person might have or hereafter obtain or claim with respect to the Equipment. Borrower shall (a) give KEF immediate written notice of any Lien on the Collateral, (b) promptly, at Borrower's sole cost and expense, take such action as may be necessary to discharge any such Lien, and (c) indemnify and hold KEF, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien. Borrower warrants that it has good, valid and marketable title to the Equipment, and that
(1) the security interest in the Collateral granted to KEF

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hereunder, when properly perfected by filing, shall constitute a valid and perfected first priority security interest in the Collateral and, (2) the Collateral is not subject to, and Borrower will not grant or permit to exist, any Liens or claims on or against the Collateral, whether senior, superior, junior, subordinate or equal to the security interest granted to KEF hereby, or otherwise.

16.  Events of Default, Remedies. (a) As used herein, the term "Event of
     ---------------------------
Default" shall mean any of the following events: (1) Borrower fails to pay any Installment within ten (10) days after the same shall have become due and payable; (2) Borrower or any Guarantor becomes insolvent or makes an assignment for the benefit of its creditors; (3) a receiver, trustee, conservator or liquidator of Borrower or any Guarantor or of all or a substantial part of Borrower's or such Guarantor's assets is appointed with or without the application or consent of Borrower or such Guarantor, respectively; (4) a petition is filed by or against Borrower or any Guarantor under any bankruptcy, insolvency or similar legislation and, with regard to any non-Lessee or non-Guarantor filed petition, such petition is not dismissed within forty-five
(45) days; (5) Borrower or any Guarantor violates or fails to perform any provision of either the Loan Documents or any other loan, lease or credit agreement or any acquisition or purchase agreement with KEF, KEF's parent, subsidiaries or affiliates, or any obligation with any other party in excess of $1,000,000.00; (6) Borrower violates or fails to perform any covenant or representation made by Borrower in the Loan Documents; (7) any representation or warranty made herein or in any of the Loan Documents, certificates, financial statements or other statements furnished to KEF (or KEF's parent, subsidiaries or affiliates) shall prove to be false or misleading in any material respect as of the date on which the same was made; (8) Borrower makes a bulk transfer of furniture, fixtures or other equipment or inventory; (9) there is a material adverse change in Borrower's or any Guarantor's financial condition, (10) Borrower merges or consolidates with any other corporation or entity, or sells, leases or disposes of all or substantially all of its assets without the prior written consent of KEF; (11) a change in control occurs in Borrower or any Guarantor; (12) the death or dissolution of Borrower or any Guarantor; (13) any of the liens created or granted hereby, or intended to be granted or created hereby, to KEF shall fail to be valid, first priority perfected liens subject to no prior or equal lien; or (14) an additional Lien attaches to the Equipment or the Equipment becomes subject to risk of seizure or forfeiture.

     (b) (1) Upon the occurrence of an Event of Default, KEF, at its option, may declare any or all of the Secured Obligations, including, without limitation, the Note, to be immediately due and payable, without demand or notice to Borrower or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the Default Rate. Should there occur a Default and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Borrower while such Default remains uncured, the Secured Obligations automatically shall be accelerated and due and payable and interest thereon at the Default Rate automatically shall apply as of the date of the first occurrence of the Default, without any notice, demand or action of any type on the part of KEF (including any action evidencing the acceleration or imposition of the Default Rate). The fact that KEF has, prior to the filing of the voluntary or involuntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the Default Rate shall not constitute a waiver of this provision or estop KEF from asserting or enforcing KEFs rights hereunder.

          (2) Furthermore, upon the occurrence of an Event of Default, KEF shall have, in addition to the rights and remedies provided herein, in the other Loan Documents or by law, the rights and remedies of a secured party under the Uniform Commercial Code under the laws of the State of New York (the "UCC") (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further KEF may do any one or more of the following as KEF in its sole discretion may elect, with or without judicial process or the aid and assistance of others: (a) enter and remain on any premises on which any of the Equipment may be located and, without resistance or interference by the Borrower, without liability to

KEF by reason of such entry or taking possession, take possession of the Equipment, (b) prepare for sale and sell or otherwise dispose of any Equipment on any such premises, (c) require the Borrower to assemble and make available to KEF at Borrower's expense any Equipment at any place and time designated by KEF,
(d) remove any Equipment from any such premises for the purpose of effecting sale or other disposition thereof, (e) without demand and without advertisement, notice, hearing or process of law, all of which the Borrower hereby waives, at any place and time or times, sell and deliver any or all Equipment held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as KEF deems advisable, in its sole discretion, or (f) lease all or any portion of the Equipment on such terms and conditions as KEF in its sole discretion may determine. In addition to all other sums due KEF hereunder, the Borrower shall pay KEF all reasonable costs and expenses incurred by KEF, including reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of Secured Obligations, or in the prosecution or defense of any action or proceeding by or against KEF or the Borrower concerning any matter arising out of or connected with the Loan Documents, the Collateral or the Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

          (3) Borrower's waivers regarding disposition of the equipment. IF AN EVENT OF DEFAULT OCCURS, BORROWER HEREBY WAIVES ANY DEFENSES, RIGHTS, OFFSETS OR CLAIMS AGAINST KEF ARISING OUT OF THE REPOSSESSION, RETENTION, SALE, MANNER OR METHOD OF SALE OR DISPOSITION OF ANY ITEMS OF EQUIPMENT. THE BORROWER AGREES THAT ANY REQUIREMENT OF REASONABLE NOTICE SHALL BE MET IF SUCH NOTICE IS PERSONALLY SERVED ON OR MAILED, POSTAGE PREPAID, TO THE BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF AT LEAST 10 DAYS BEFORE THE TIME OF SALE OR OTHER EVENT GIVING RISE TO THE REQUIREMENT OF SUCH NOTICE. KEF SHALL NOT BE OBLIGATED TO MAKE ANY SALE OR OTHER DISPOSITION OF THE EQUIPMENT REGARDLESS OF NOTICE HAVING BEEN GIVEN. KEF MAY BE THE PURCHASER AT ANY SUCH SALE. THE BORROWER HEREBY WAIVES ALL OF ITS RIGHTS OF REDEMPTION FROM ANY SUCH SALE. KEF MAY POSTPONE OR CAUSE THE POSTPONEMENT OF THE SALE OF ALL OR ANY PORTION OF THE EQUIPMENT BY ANNOUNCEMENT AT THE TIME AND PLACE OF SUCH SALE, AND SUCH SALE MAY, WITHOUT FURTHER NOTICE, BE MADE AT THE TIME AND PLACE TO WHICH THE SALE WAS SCHEDULED. NONE OF KEF'S RIGHTS OR REMEDIES HEREUNDER ARE INTENDED TO BE EXCLUSIVE OF, BUT EACH SHALL BE CUMULATIVE AND IN ADDITION TO, ANY OTHER RIGHT OR REMEDY REFERRED TO HEREUNDER OR OTHERWISE AVAILABLE TO KEF OR ITS ASSIGNS AT LAW OR IN EQUITY, AND MAY BE PURSUED SINGLY, SUCCESSIVELY OR CONCURRENTLY AT THE SOLE DISCRETION OF LENDER AND MAY BE EXERCISED AS OFTEN AS OCCASION THEREFOR SHALL OCCUR. THE FAILURE TO EXERCISE, OR ANY DELAY IN THE EXERCISE OF, ANY RIGHT OR REMEDY SHALL IN NO EVENT BE CONSTRUED AS A WAIVER, RELEASE OR EXHAUSTION OF ANY SUCH REMEDIES. NO EXPRESS OR IMPLIED WAIVER BY KEF OF ANY EVENT OF DEFAULT SHALL CONSTITUTE A WAIVER OF ANY OTHER EVENT OF DEFAULT OR A WAIVER OF ANY OF KEFS RIGHTS UPON THE REOCCURRENCE OF ANY SUCH EVENT OF DEFAULT.

     (c) The Borrower hereby authorizes KEF, upon the occurrence and during the continuation of any Event of Default hereunder, at KEF's option to adjust, compromise and settle any losses under any insurance afforded, and the Borrower does hereby irrevocably constitute KEF and each of its designees, as its attorneys-in-fact, with full power and authority, upon the occurrence and during the continuation of any Event of Default hereunder, to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Equipment or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance; but unless or until KEF elects to adjust, compromise or settle losses as aforesaid, such insurance proceeds shall be subject to the lien and security interest of KEF hereunder.

     (d) Upon the occurrence, and during the continuance, of an Event of Default hereunder, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by KEF in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as KEF may direct in its sole discretion, and the Borrower irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that KEF shall have the continuing and exclusive right to apply any and all such payments and proceeds in KEF's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. The Borrower shall remain liable to KEF for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     (e) To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then KEF also shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of a default hereunder, and KEF shall have the right, in its sole discretion, to determine which rights, liens, security interests or remedies KEF shall at any time pursue, relinquish, subordinate or modify, without in any way affecting the Secured Obligations or any of KEF's rights under this Agreement.

17.  Notices. All notices and other communications hereunder shall be in writing
     -------
and shall be transmitted by hand, overnight courier or certified mail (return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon the earlier of receipt or five (5) days after mailing if mailed in accordance with the terms of this section.

18.  General Indemnification. Borrower shall pay, and shall indemnify and hold
     -----------------------
KEF and its directors officers, employees, counsel, agents and advisors harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (a) the Loan Documents, (b) a failure to comply fully with Applicable Law and (c)Borrower's failure to perform any covenant, or breach of any representation or warranty under the Loan Documents; provided that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of KEF. Borrower shall promptly deliver to KEF copies of any documents received from the United States Environmental Protection Agency or to any state, county or municipal environmental or health agency concerning the Equipment or its operation and copies of any documents submitted by Borrower or any of its subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning the Equipment or its operation. Borrower further agrees to indemnify KEF against and hold it harmless from all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments or other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents.

19.  Severability; Captions. Whenever possible, each provision of this Agreement
     ----------------------
shall be interpreted in such manner as to be effective and valid under Applicable Law. If, however, any provision of this Agreement or any of the Loan Documents shall be prohibited or unenforceable in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall be ineffective only to the extent of such prohibition or unenforceability without affecting the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

20.  Financial and Other Data. During the Term hereof, Borrower shall furnish
     ------------------------
KEF (a) as soon as available, and in any event within 120 days after the last day of each fiscal year, financial statements of Borrower and each Guarantor and
(b) from time to time as KEF may reasonably request, other financial reports, information or data (including federal and state income tax returns) and quarterly or interim financial statements of Borrower and each Guarantor. All such information shall be audited (or if audited information is not available, compiled or reviewed) by an independent certified public accountant

21.  [RESERVED]
     ----------

22.  Representations and Warranties of Borrower. Borrower represents and
     ------------------------------------------
warrants that (a) Borrower is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation; (b) the execution, delivery and performance of this Agreement and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Borrower, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Borrower except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Borrower, or the charter or by-laws of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Borrower under, any indenture, mortgage, contract or other agreement to which Borrower is a party or by which it or its property is bound; (c) the Loan Documents, when entered into, will constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with the terms thereof; (d) there are no pending actions or proceedings to which Borrower is a party, and there are no other pending or threatened actions or proceedings of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would adversely affect the financial condition of Borrower, or the ability of Borrower to perform its obligations under the Loan Documents; (e) Borrower is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any installments under any lease agreement which, either individually or in the aggregate, would have the same such effect; (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures; (g) the financial statements of Borrower (copies of which have been furnished to KEF) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Borrower's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations; (h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Borrower; (i) Borrower does not conduct business under a trade, assumed or fictitious name, except as set forth in Schedule 1; (j) this Agreement creates a valid first priority security interest in the Collateral securing payment and performance of the Secured Obligations and all filings and other action necessary to perfect such security interest have been taken or shall be promptly taken; (k) Borrower has filed or has caused to have been filed all Federal, state and local tax returns which, to the knowledge of Borrower, are required to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Borrower and adequate reserves therefor have been established as required under GAAP and, to the extent Borrower believes it advisable to do so, Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities; (l) except as previously disclosed in writing to KEF, neither Borrower nor any of its officers or directors (if a corporation), partners (if a partnership) or members or managers (if a limited liability corporation) has, directly or indirectly, any financial interest in the Supplier, and (m) Borrower is not in violation of any Applicable Law, the violation of which would have a material adverse effect on the conduct of its business, and Borrower has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business; and (n) none of the proceeds of the loan made by KEF will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

23.  Further Covenants of Borrower. The Borrower further covenants and agrees
     -----------------------------
that it will not change its legal name, be a party to a merger, consolidation or other change in structure or use a trade name in its business without at least 30 days' prior written notice to KEF; and shall execute and deliver to KEF (to be filed at Borrower's expense) all UCC statements as may be required by KEF in connection with such event.

24.  Miscellaneous. Time is of the essence with respect to this Agreement. ANY
     -------------
FAILURE OF KEF TO REQUIRE STRICT PERFORMANCE BY BORROWER OR ANY WAIVER BY KEF OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT. None of the Loan Documents may be amended except by a writing signed by KEF and Borrower. This Agreement will be binding upon KEF only if executed by a duly authorized officer or representative of KEF at KEF's principal place of business as set forth above. This Agreement and all other Loan Documents shall be executed on Borrower's behalf by Authorized Signers of Borrower. The Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Secured Obligations, and all other notices and demands whatsoever (except as expressly provided herein). THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

25.  Jury Trial Waiver. KEF AND BORROWER HEREBY EACH WAIVE THEIR RESPECTIVE
     -----------------
RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION OR PROCEEDING TO WHICH KEF OR BORROWER MAY BE PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY, OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY KEF AND THE BORROWER WHO EACH

ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

26.  More than One Borrower. If more than one person or entity executes this
     ----------------------
Agreement, each of the other Loan Documents, and all addenda or other documents executed in connection herewith or therewith, as "Borrower," the obligations of "Borrower" contained herein and therein shall be deemed joint and several and all references to "Borrower" shall apply both individually and jointly.

27.  Entire Agreement. This Agreement, together with the other Loan Documents,
     ----------------
collectively constitute the entire understanding or agreement between KEF and Borrower with respect to the financing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. This Agreement shall not be modified except by the written agreement of KEF and Borrower.

28.  Execution in Counterparts. This Agreement may be executed in any number of
     -------------------------
counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

29.  Power of Attorney; UCC Filings. BORROWER SHALL EXECUTE AND DELIVER TO KEF
     ------------------------------
CONCURRENTLY WITH THE EXECUTION OF THIS AGREEMENT, AND AT ANY TIME FROM TIME TO TIME THEREAFTER, ALL FINANCING STATEMENTS, AMENDMENTS TO FINANCING STATEMENTS, CHATTEL MORTGAGES, ASSIGNMENTS, AND ALL OTHER INSTRUMENTS, IN FORM SATISFACTORY TO KEF, AND TAKE ALL OTHER ACTION AS KEF MAY REASONABLY REQUIRE, TO PERFECT AND CONTINUE PERFECTED, MAINTAIN THE PRIORITY OF OR PROVIDE NOTICE OF KEF'S SECURITY IN THE COLLATERAL. BORROWER HEREBY APPOINTS KEF, OR ITS ASSIGNEE, AND ANY OF KEF'S OR ASSIGNEE'S OFFICERS OR EMPLOYEES AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF BORROWER ALL UCC FINANCING STATEMENTS WHICH IN KEFS SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE KEF'S INTEREST IN THE EQUIPMENT IN ALL APPLICABLE JURISDICTIONS. Borrower hereby ratifies, to the extent permitted by law, all that KEF shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

Lender:                                     Borrower:

Key Equipment Finance, a Division of Key    STAR SCIENTIFIC, INC.
Corporate Capital, Inc.

By:     /s/ Krista L. Spada                 X      /s/ Christopher G. Miller
     -----------------------------           -----------------------------------
       Name:   Krista L. Spada              Name:  Christopher G. Miller
       Title:  Regional Business            Title: Chief Financial Officer
               Unit Manager
                                                                   Page 12 of 12

                                AMENDMENT NO. 01
                              TO SECURITY AGREEMENT

           THIS AMENDMENT dated as of April 9, 2002 amends that certain Security Agreement dated as of April 9, 2002 (the "Agreement") between Key Equipment Finance, a Division of Key Corporate Capital Inc., as lender, and STAR SCIENTIFIC, INC., as Borrower. Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Agreement

BORROWER'S FINANCIAL COVENANTS. Borrower hereby covenants with Lender as follows:

1.   ACCELERATION CLAUSE

           In addition to the standard language in the Loan Documents, Lender and Borrower agree to the following: If at any time during the term of this Security Agreement, i.) the contract between Brown and Williamson Tobacco Corp., and Borrower is not renewed or is cancelled for any reason; and/or ii.) the Borrower does not maintain a ratio of Adjusted Cash Flow to Fixed Charges that exceeds 1.25x for each fiscal year end over the life of the Security Agreement, then the Lender has a right to accelerate all outstanding payments with 30 days notice from Lender, which is to include, but not limited to, Installments, taxes and the remaining Balloon Payment.

           "Adjusted Cash Flow" is defined as net income after taxes and exclusive of extraordinary gains and losses, gains on sale of fixed assets, and other income; PLUS interest expense (all interest paid or accrued, but not on zero coupon debt), taxes, depreciation, amortization, and lease payments (all calculated for the preceding twelve-month period).

           "Fixed Charges" means the sum of current maturities of long-term debt, current maturities of capital leases, interest expense (all interest paid or accrued, but not on zero coupon debt), dividends, capital expenditures (not including leased equipment) and annual calculated payments under the Master Settlement Agreement due for the current year and lease payments (all calculated for the preceding twelve-month period).

Compliance. Borrower shall, within thirty (30) days of the end of each fiscal
----------
year end of Borrower, provide Lender with a certificate (a "Compliance Certificate") representing that Borrower is in full compliance with the foregoing financial covenants and setting forth the calculations used by Borrower to reach its conclusion. The Compliance Certificate shall be signed by Borrower's chief financial officer or, if Borrower does not have a chief financial officer, such other officer or employee of Borrower who performs the duties typically undertaken by a chief financial officer.

           In addition, on a quarterly basis, Borrower will provide KEF with a listing of any pending or threatened actions or proceedings, of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would adversely affect the financial condition of Borrower, or the ability of Borrower to perform its obligations under the Loan Documents.

           EXCEPT AS EXPRESSLY MODIFIED HEREBY, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE IN ALL RESPECTS HEREBY RATIFIED AND AFFIRMED.

          IN WITNESS WHEREOF, Lender and Borrower have executed this Amendment as of the date first written above.

Lender:                                     Borrower:

Key Equipment Finance, a Division of Key
Corporate Capital Inc.                      STAR SCIENTIFIC INC.

By:      /s/ Krista L. Spada                X       /s/ Christopher G. Miller
    --------------------------------         --------------------------------
Name:  Krista L. Spada                      Name:  Christopher G. Miller
Title: Regional Business                    Title: CFO
       Unit Manager

                                       2